UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

April 20, 2005

Date of report (Date of earliest event reported)

ASCONI CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-23712	91-1395124
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

2200 Winter Springs Blvd., Suite 106, #330, Oviedo, Florida

(Address of principal executive offices, including zip code)

(407) 679-9463

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 20, 2005, the American Stock Exchange (“AMEX”) notified Asconi Corporation (the “Company”) that due to the Company’s failure to file its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 within the prescribed timeframe, the Company was not in compliance with the currency in public reporting continued listing requirement under the AMEX Rules. The AMEX staff invited the Company to submit a plan of compliance addressing the continued listing deficiency by no later than May 4, 2005.

The Company plans to make a timely submission to the AMEX staff in which submission it will outline the timeframe within which the Company intends to cure the listing deficiency and to regain its compliance with the AMEX continued listing requirements. The Company must regain its compliance with the AMEX listing requirements no later than June 15, 2005. In the event the AMEX staff does not accept the Company’s plan of compliance, the AMEX staff will initiate delisting proceedings. There is no assurance that the AMEX staff will accept the Company’s plan of compliance or that, even if such plan is accepted, the Company will be able to implement the plan within the prescribed timeframe. The Company may appeal a staff determination to initiate such proceedings and seek a hearing before an AMEX panel. The time and place of such a hearing will be determined by the Panel. If the Panel does not grant the relief sought by the Company, its securities could be de-listed from the AMEX and may continue to be listed on the OTC Bulletin Board Market.

In its press release dated April 15, 2004, the Company outlined the reasons for the filing delay, including that the Company required additional time to consider the disclosures necessary in light of the receipt of a Wells Notice from the SEC and the time required by its former auditors to review the 2004 Annual Report before the Company could include that former auditors’ opinion on the 2003 financial statements in the 10-KSB filing.

Section 8 Other Events

Item 8.01 Other Events

On April 26, 2005, the Company distributed a press release announcing the receipt of the AMEX deficiency notice as set forth in Item 3.01 above. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read this press release in its entirety.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1     Press release of Asconi Corporation dated April 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asconi Corporation

Date: April 26, 2005	By:	/s/ Constantin Jitaru
Constantin Jitaru
President and CEO